UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2000

                     Benchmark Technology Corporation
                ----------------------------------------------
                (Name of small business issuer in its charter)

                  Nevada               0-31715        91-2007478
      ----------------------------  -----------   -----------------
      (State or other jurisdiction  (Commission   (I.R.S. Employer
       of incorporation)             File Number)   Identification)


           1250 S. Burnham, Suite 212, Las Vegas, NV       89104
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (702) 384-8692


                   612 Little John, Houston, Texas  77024
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(Former name, former address, and former fiscal year, if changed since last report)

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Item 5.  Other Events

The Corporation's mailing address and business address have been changed from 612 Little John, Houston, Texas 77024 to 1250 S. Burnham, Suite 212 Las Vegas, Nevada 89104, effective May 28, 2002.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled a previous Board vacancy with the nomination and acceptance of Mr. John Dean Harper, effective May 28, 2002. This new board member will hold office for the unexpired term of his predecessor and/or until his successor(s) are elected and qualified. Further, the Board of Directors appointed John Dean Harper as President of the Company, effective immediately.



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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Benchmark Technology Corporation
                                       --------------------------------
                                                 Registrant



DATE:  May 30, 2002                  By: /s/  John Dean Harper
                                    ----------------------------------
                                              John Dean Harper
                                               President